THE COMPANIES

American Realty Capital Properties, Inc. and Tiger Acquisition, LLC

American Realty Capital Properties, Inc., or ARCP, is a Maryland corporation incorporated in December 2010 that qualifies as a real estate investment trust, or REIT, commencing with its initial taxable year ended December 31, 2011. ARCP was formed to acquire and own single-tenant, freestanding commercial real estate primarily subject to medium-term net leases with high credit quality tenants. In July 2011, ARCP commenced an initial public offering on a “reasonable best efforts” basis, which closed on September 6, 2011. ARCP common stock began trading on the NASDAQ Capital Market under the symbol “ARCP” on September 7, 2011.

Substantially all of ARCP’s business is conducted through ARC Properties Operating Partnership, L.P., or the ARCP OP, of which ARCP is the sole general partner.

As of September 30, 2012, excluding one vacant property classified as held for sale, ARCP owned 124 properties consisting of 2.2 million square feet, 100% leased with a weighted average remaining lease term of 6.8 years. In constructing its portfolio, ARCP is committed to diversification (industry, tenant and geography). As of September 30, 2012, rental revenues derived from investment grade tenants and tenants affiliated with investment grade entities as determined by a major rating agency approximated 99% (the rating of each parent company has been attributed to its wholly owned subsidiary for purposes of this disclosure). ARCP’s strategy encompasses receiving the majority of its revenue from investment grade tenants as ARCP further acquires properties and enters into (or assumes) medium-term lease arrangements.

In connection with the merger, ARCP will internalize certain property level management and leasing services and accounting activities, and in connection with such internalization, American Realty Capital Advisors III, LLC, or the ARCT III Advisor, will sell to the ARCP OP certain furniture, fixtures, equipment and other assets used by the ARCT III Advisor in connection with managing the property-level business and operations and accounting functions of American Realty Capital Trust III, Inc., or ARCT III, and American Realty Capital Operating Partnership III, L.P., or the ARCT III OP.

ARCP’s principal executive offices are located at 405 Park Avenue, 15th Floor, New York, New York 10022, and its telephone number is (212) 415-6500.

The entity into which ARCT III will merge, or the Merger Sub, is a Delaware limited liability company and a direct wholly owned subsidiary of ARCP that was formed for the purpose of entering into the merger agreement.

American Realty Capital Trust III, Inc.

ARCT III is a Maryland corporation incorporated in October 2010 that qualifies as a REIT commencing with its initial taxable year ended December 31, 2011. ARCT III is a non-traded REIT. ARCT III was formed to acquire a diversified portfolio of commercial real estate, which consists primarily of freestanding single tenant properties net leased to credit worthy tenants. In March 2011, ARCT III commenced an initial public offering on a “reasonable best efforts” basis to sell up to 150.0 million shares of common stock, excluding 25.0 million shares issuable pursuant to a distribution reinvestment plan, offered at a price of $10.00 per share, subject to certain volume and other discounts, which we refer to as the ARCT III IPO. In September 2011, ARCT III commenced real estate operations. The ARCT III IPO closed in September 2012. As of September 30, 2012, ARCT III had 175.4 million shares of common stock outstanding, including unvested restricted shares and shares issued pursuant to ARCT III’s distribution reinvestment plan.

Substantially all of ARCT III’s business is conducted through the ARCT III OP, of which ARCT III is the sole general partner.

As of September 30, 2012, ARCT III owned 382 properties comprised of 7.9 million square feet, which were 100% leased with a weighted average remaining lease term of 12.7 years. In constructing the portfolio, ARCT III has been committed to diversification by industry, tenant and geography.

ARCT III’s principal executive offices are located at 405 Park Avenue, 15th Floor, New York, New York 10022, and its telephone number is (212) 415-6500.

ARCT III and ARCP each were sponsored, directly or indirectly, by AR Capital, LLC, or ARC. The ARCT III Advisor is a Delaware limited liability company wholly owned by ARC. ARC Properties Advisors, LLC, or the ARCP Manager, is a Delaware limited liability company wholly owned by ARC and is ARCP’s external manager. ARC and its affiliates, including the ARCT III Advisor and ARCP Manager, provide investment, management and advisory services, as well as certain acquisition and debt capital services to ARCT III and ARCP, as applicable. ARCT III and ARCP pay management fees and certain other fees to, and reimburse certain expenses of, the ARCT III Advisor and ARCP Manager, respectively. Affiliates of ARC also provide similar services for American Realty Capital New York Recovery REIT, Inc., Phillips Edison — ARC Shopping Center REIT, Inc., American Realty Capital — Retail Centers of America, Inc., American Realty Capital Healthcare Trust, Inc., American Realty Capital Daily Net Asset Value Trust, Inc., American Realty Capital Global Trust, Inc., American Realty Capital Healthcare Trust II, Inc., a development stage REIT, and American Realty Capital Trust IV, Inc. Certain of these ARC-sponsored REITs have investment strategies substantially similar to those of ARCT III, ARCP and the combined company.

The Combined Company

ARCT III’s and ARCP’s properties consist primarily of freestanding single-tenant commercial properties leased to investment grade (as determined by major credit rating agencies) and other creditworthy tenants that are diversified by tenant, industry and geography. Both ARCP’s and ARCT III’s portfolios of real estate investment properties (excluding one vacant property held by ARCP) were 100% leased as of September 30, 2012. ARCT III’s portfolio focuses on entering into (or assuming) long-term lease arrangements and targets assets at or below replacement cost, while ARCP focuses on entering into (or assuming) medium-term leases and purchasing properties with vintage in-place rents at valuations significantly below replacement cost. As of September 30, 2012, ARCT III owned 382 properties consisting of 7.9 million square feet, which were 100% leased with a weighted average remaining lease term of 12.7 years. As of September 30, 2012, rental revenues derived by ARCT III from investment grade tenants and tenants affiliated with investment grade entities as determined by a major rating agency approximated 80% (the rating of each parent company has been attributed to its wholly owned subsidiary for purposes of this disclosure). As of September 30, 2012, excluding one vacant property classified as held for sale, ARCP owned 124 properties consisting of 2.2 million square feet, which were 100% leased with a weighted average remaining lease term of 6.8 years. As of September 30, 2012, rental revenues derived by ARCP from investment grade tenants and tenants affiliated with investment grade entities as determined by a major rating agency approximated 99% (the rating of each parent company has been attributed to its wholly owned subsidiary for purposes of this disclosure). The surviving entity in the merger will own a portfolio that that uniquely combines ARCT III’s portfolio of properties with stable income from high credit quality tenants, with ARCP’s portfolio, which has substantial growth opportunities. The long-term business plan for the combined company contemplates the combined portfolio consisting of approximately 70% long-term leases and 30% medium-term leases, with an average remaining lease term of 10 to 12 years. The combined portfolio is additionally expected to develop growth potential from below market leases.

After the consummation of the merger, the combined company will have access to up to $1.2 billion of financing, consisting of a $1.0 billion credit facility (under which ARCT III has obtained commitments for $650.0 million, and which contains an “accordion” feature to allow ARCT III, under certain circumstances, to increase the commitments thereunder by $350.0 million), borrowings under which will be subject to borrowing base availability, and a $200.0 million bridge facility (of which $200.0 million is committed but subject to reduction to the extent the committing lender provides a commitment under the credit facility described above).

Property Portfolio Information

At September 30, 2012, ARCP owned a diversified portfolio:

•	of 124 properties, excluding one vacant property classified as held for sale;
•	with an occupancy rate of 100%;
•	leased to 14 different retail and other commercial enterprises doing business in 10 separate industries;
•	located in 24 states;
•	with approximately 2.2 million square feet of leasable space; and
•	with an average leasable space per property of approximately 17,700 square feet.

At September 30, 2012, ARCT III owned a diversified portfolio:

•	of 382 properties;
•	with an occupancy rate of 100%;
•	leased to 27 different retail and other commercial enterprises doing business in 14 separate industries;
•	located in 42 states;
•	with approximately 7.9 million square feet of leasable space; and
•	with an average leasable space per property of approximately 20,600 square feet.

Combined Property Portfolio

As of September 30, 2012, ARCP and ARCT III, on a pro forma basis, owned a portfolio with the following characteristics:

•	506 properties, including 124 ARCP properties at September 30, 2012 and 382 ARCT III properties at September 30, 2012;
•	occupancy rate of 100%;
•	leased to 33 different retail and other commercial enterprises doing business in 17 separate industries;
•	located in 43 states;
•	approximately 10.1 million square feet of leasable space; and
•	an average leasable space per property of approximately 19,900 square feet.

The following table lists tenants whose annualized rental income on a straight-line basis represent greater than 10% of the total annualized rental income on a straight-line basis for the pro forma portfolio properties of ARCP and ARCT III as of September 30, 2012.

Tenant	September 30, 2012
Dollar General	17.2%
FedEx	14.3%
Citizens Bank	13.7%

Set forth below are summary financial statements of the parent of the lessee of the FedEx properties included in ARCP’s and ARCT III’s portfolio on a pro forma basis as described above. FedEx Corporation currently files its financial statements in reports filed with the U.S. Securities and Exchange Commission, or the Commission, and the following summary financial data regarding FedEx Corporation are taken from such filings:

	Six Months Ended November 30, 2012 (Unaudited)	Year Ended
(Amounts in Millions)		May 31, 2012 (Audited)	May 31, 2011 (Audited)	May 31, 2010 (Audited)
Statements of Operations Data
Revenues	$21,899	$42,680	$39,304	$34,734
Operating income	1,460	3,186	2,378	1,998
Net income	897	2,032	1,452	1,894

(Amounts in Millions)	November 30, 2012 (Unaudited)	May 31, 2012 (Audited)	May 31, 2011 (Audited)	May 31, 2010 (Audited)
Consolidated Condensed Balance Sheets
Total assets	$31,312	$29,903	$27,385	$24,902
Long-term debt	2,241	1,250	1,667	1,668
Total common stockholders’ investment	15,543	14,727	15,220	13,811

Set forth below are summary financial statements of the parent guarantor of the Dollar General properties included in ARCP's and ARCT III's portfolio on a pro forma basis as described above. Dollar General Corporation currently files its financial statements in reports filed with the Commission, and the following summary financial data regarding Dollar General Corporation are taken from such filings:

	For the 39 Weeks Ended November 2, 2012 (Unaudited)	Fiscal Year Ended
(Amounts in Thousands)		February 3, 2012 (Audited)	January 28, 2011 (Audited)	January 29, 2010 (Audited)
Consolidated Condensed Statements of Income
Net sales	$11,814,507	$14,807,188	$13,035,000	$11,796,380
Operating profit	1,132,927	1,490,804	1,274,065	953,258
Net income	635,240	766,685	627,857	339,442

(Amounts in Thousands)	November 2, 2012 (Unaudited)	February 3, 2012 (Audited)	January 28, 2011 (Audited)	January 29, 2010 (Audited)
Consolidated Condensed Balance Sheets
Total assets	$10,273,677	$9,688,520	$9,546,222	$8,863,519
Long-term obligations	3,023,367	2,617,891	3,287,070	3,399,715
Total liabilities	5,538,815	5,020,025	5,491,743	5,473,221
Total shareholders’ equity	4,734,862	4,668,495	4,054,479	3,390,298

Set forth below are summary financial statements of the parent of the lessee of the Citizens Bank properties included in ARCP's and ARCT III's portfolio on a pro forma basis as described above. RBS Citizens, N.A. currently makes its financial statements available on the Federal Deposit Insurance Corporation website, and the following summary financial data regarding RBS Citizens, N.A. are taken from such filings:

	Nine Months Ended September 30, 2012 (Unaudited)	Fiscal Year Ended
(Amounts in millions)		December 31, 2011 (Audited)	December 31, 2010 (Audited)	December 31, 2009 (Audited)
Consolidated Condensed Statements of Income
Total interest income	$4,873	$3,484	$4,008	$4,868
Net interest income after provision for credit losses	3,523	1,230	1,289	494
Net income (loss)	843	345	(39)	(600)

(Amounts in millions)	September 30, 2012 (Unaudited)	December 31, 2011 (Audited)	December 31, 2010 (Audited)	December 31, 2009 (Audited)
Consolidated Condensed Balance Sheets
Total assets	$107,214	$106,941	$107,836	$116,921
Total liabilities	88,455	88,830	90,920	100,321
Total shareholders’ equity	18,759	18,111	16,916	16,600

All of the following property portfolio information is provided to illustrate the combined property portfolio of ARCP and ARCT III post-merger. This information includes an illustration of the combined portfolio by industry, property type and geography, as well as a combined lease expiration schedule. The ARCP information represents quarterly information for the 124 properties owned at September 30, 2012. The ARCT III information represents quarterly information for the 382 properties owned at September 30, 2012.

Industry Diversification

The following table sets forth certain information regarding the property portfolios classified according to the business of the respective tenants, expressed as a percentage of total rental revenue:

Percentage of Rental Revenue

Industries	ARCP(1)	ARCT III(2)	Combined Total
Auto Retail	2.3%	2.6%	2.5%
Auto Services	—	0.6%	0.5%
Consumer Goods	7.9%	—	1.7%
Consumer Products	—	19.7%	15.6%
Discount Retail	8.0%	23.2%	20.0%
Freight	5.5%	16.7%	14.3%
Gas/Convenience	—	1.2%	0.9%
Government Services	11.4%	3.1%	4.8%
Healthcare	—	4.5%	3.5%
Home Maintenance	11.2%	—	2.4%
Medical Office	—	1.9%	1.5%
Pharmacy	5.3%	9.6%	8.7%
Restaurant	—	5.0%	4.0%
Retail Banking	33.6%	8.4%	13.8%
Specialty Retail	12.6%	2.3%	4.4%
Storage Facility	2.2%	—	0.5%
Supermarket	—	1.2%	0.9%
Totals	100.0%	100.0%	100.0%

(1)	Includes annualized rental revenue for all properties owned by ARCP at September 30, 2012.
(2)	Includes annualized rental revenue for all properties owned by ARCT III at September 30, 2012.

Property Type Diversification

The following table sets forth certain property type information regarding the property portfolios (dollars in thousands):

ARCP

Property Type	Number of Properties	Approximate Leasable Square Feet	Quarterly Rental Revenue(1)	Percentage of Rental Revenue
Retail	108	749,800	$2,520	50.1%
Distribution	10	1,218,500	1,826	36.3
Office	5	103,900	573	11.4
Storage	1	126,700	111	2.2
Totals	124	2,198,900	$5,030	100.0%

ARCT III

Property Type	Number of Properties(2)	Approximate Leasable Square Feet	Quarterly Rental Revenue(2)	Percentage of Rental Revenue
Retail	343	2,732,800	$9,929	53.4%
Distribution	24	4,886,500	7,657	41.1
Office	15	239,800	1,024	5.5
Totals	382	7,859,100	$18,610	100.0%

Combined

Property Type	Number of Properties(2)	Approximate Leasable Square Feet	Total Quarterly Rental Revenue	Percentage of Total Quarterly Rental Revenue
Retail	451	3,482,600	$12,449	52.7%
Distribution	34	6,105,000	9,483	40.1
Office	20	343,700	1,597	6.7
Storage	1	126,700	111	0.5
Totals	506	10,058,000	$23,640	100.0%

(1)	Includes quarterly rental revenue for all properties owned by ARCP at September 30, 2012.
(2)	Includes quarterly rental revenue for all properties owned by ARCT III at September 30, 2012.

Geographic Diversification

The following table sets forth certain state-by-state information regarding the property portfolios (dollars in thousands):

ARCP

State	Number of Properties	Percent Leased	Approximate Leasable Square Feet	Quarterly Rental Revenue (1)	Percentage of Rental Revenue
Alabama	1	100%	39,500	$151	3.0%
Alaska	—	—	—	—	—
Arizona	—	—	—	—	—
Arkansas	5	100	43,800	45	0.9
California	—	—	—	—	—
Colorado	—	—	—	—	—
Connecticut	2	100	5,600	31	0.6
Delaware	1	100	4,600	23	0.4
Florida	1	100	8,900	14	0.3
Georgia	2	100	20,900	83	1.7
Hawaii	—	—	—	—	—
Idaho	—	—	—	—	—
Illinois	10	100	77,900	302	6.0
Indiana	1	100	20,200	85	1.7
Iowa	1	100	553,000	588	11.7
Kansas	1	100	7,500	7	0.1
Kentucky	1	100	12,100	30	0.6
Louisiana	—	—	—	—	—
Maine	—	—	—	—	—
Maryland	—	—	—	—	—
Massachusetts	—	—	—	—	—
Michigan	22	100	125,000	712	14.2
Minnesota	—	—	—	—	—
Mississippi	—	—	—	—	—
Missouri	26	100	224,500	304	6.0
Montana	—	—	—	—	—
Nebraska	—	—	—	—	—
Nevada	—	—	—	—	—
New Hampshire	2	100	6,900	28	0.5
New Jersey	1	100	32,000	241	4.8
New Mexico	—	—	—	—	—
New York	13	100	87,000	526	10.5
North Carolina	—	—	—	—	—
North Dakota	—	—	—	—	—
Ohio	18	100	220,800	595	11.8
Oklahoma	2	100	18,000	19	0.4
Oregon	—	—	—	—	—
Pennsylvania	5	100	62,600	266	5.3
Rhode Island	—	—	—	—	—
South Carolina	2	100	480,000	626	12.4
South Dakota	—	—	—	—	—
Tennessee	1	100	10,700	37	0.7
Texas	2	100	113,600	204	4.1
Utah	—	—	—	—	—
Vermont	3	100	12,500	59	1.2
Virginia	1	100	11,300	54	1.1
Washington	—	—	—	—	—
West Virginia	—	—	—	—	—
Wisconsin	—	—	—	—	—
Wyoming	—	—	—	—	—
Totals/Average	124	100%	2,198,900	$5,030	100.0%

ARCT III

State	Number of Properties	Percent Leased	Approximate Leasable Square Feet	Quarterly Rental Revenue(2)	Percentage of Rental Revenue
Alabama	12	100%	91,500	$378	2.0%
Alaska	—	—	—	—	—
Arizona	2	100	23,700	102	0.6
Arkansas	3	100	19,100	137	0.7
California	2	100	1,050,700	1,261	6.8
Colorado	3	100	189,800	736	4.0
Connecticut	7	100	28,700	238	1.3
Delaware	2	100	4,300	28	0.2
Florida	9	100	58,600	317	1.7
Georgia	11	100	35,200	324	1.7
Hawaii	—	—	—	—	—
Idaho	2	100	43,300	165	0.9
Illinois	13	100	471,700	1,042	5.6
Indiana	6	100	110,600	320	1.7
Iowa	4	100	39,300	88	0.5
Kansas	13	100	769,200	679	3.7
Kentucky	4	100	71,600	231	1.2
Louisiana	18	100	181,600	521	2.8
Maine	—	—	—	—	—
Maryland	—	—	—	—	—
Massachusetts	13	100	107,700	472	2.5
Michigan	18	100	234,900	844	4.5
Minnesota	1	100	9,000	21	0.1
Mississippi	26	100	1,305,300	1,649	8.9
Missouri	38	100	579,700	1,693	9.1
Montana	1	100	45,800	174	0.9
Nebraska	1	100	8,100	20	0.1
Nevada	6	100	59,900	342	1.8
New Hampshire	4	100	16,100	108	0.6
New Jersey	5	100	47,700	378	2.0
New Mexico	3	100	22,500	81	0.4
New York	3	100	195,600	1,089	5.9
North Carolina	15	100	175,000	577	3.1
North Dakota	3	100	26,400	72	0.4
Ohio	21	100	704,500	944	5.1
Oklahoma	10	100	215,600	397	2.1
Oregon	—	—	—	—	—
Pennsylvania	30	100	111,900	697	3.8
Rhode Island	4	100	14,700	112	0.6
South Carolina	9	100	86,000	488	2.6
South Dakota	1	100	9,200	22	0.1
Tennessee	8	100	148,500	345	1.9
Texas	39	100	418,200	1,092	5.9
Utah	—	—	—	—	—
Vermont	—	—	—	—	—
Virginia	6	100	61,800	192	1.0
Washington	2	100	25,100	96	0.5
West Virginia	1	100	13,300	82	0.4
Wisconsin	3	100	27,700	56	0.3
Wyoming	—	—	—	—	—
Totals/Average	382	100%	7,859,100	$18,610	100.0%

Combined

State	Number of Properties	Percent Leased	Approximate Leasable Square Feet	Total Quarterly Rental Revenue(1)(2)	Percentage of Total Rental Revenue
Alabama	13	100%	131,000	$529	2.2%
Alaska	—	—	—	—	—
Arizona	2	100	23,700	102	0.4
Arkansas	8	100	62,900	182	0.8
California	2	100	1,050,700	1,261	5.3
Colorado	3	100	189,800	736	3.1
Connecticut	9	100	34,300	269	1.1
Delaware	3	100	8,900	51	0.2
Florida	10	100	67,500	331	1.4
Georgia	13	100	56,100	407	1.7
Hawaii	—	—	—	—	—
Idaho	2	100	43,300	165	0.7
Illinois	23	100	549,600	1,344	5.7
Indiana	7	100	130,800	405	1.7
Iowa	5	100	592,300	676	2.9
Kansas	14	100	776,700	686	2.9
Kentucky	5	100	83,700	261	1.1
Louisiana	18	100	181,600	521	2.2
Maine	—	—	—	—	—
Maryland	—	—	—	—	—
Massachusetts	13	100	107,700	472	2.0
Michigan	40	100	359,900	1,556	6.6
Minnesota	1	100	9,000	21	0.1
Mississippi	26	100	1,305,300	1,649	7.0
Missouri	64	100	804,200	1,997	8.4
Montana	1	100	45,800	174	0.7
Nebraska	1	100	8,100	20	0.1
Nevada	6	100	59,900	342	1.5
New Hampshire	6	100	23,000	136	0.6
New Jersey	6	100	79,700	619	2.6
New Mexico	3	100	22,500	81	0.4
New York	16	100	282,600	1,615	6.8
North Carolina	15	100	175,000	577	2.4
North Dakota	3	100	26,400	72	0.3
Ohio	39	100	925,300	1,539	6.5
Oklahoma	12	100	233,600	416	1.8
Oregon	—	—	—	—	—
Pennsylvania	35	100	174,500	963	4.1
Rhode Island	4	100	14,700	112	0.5
South Carolina	11	100	566,000	1,114	4.7
South Dakota	1	100	9,200	22	0.1
Tennessee	9	100	159,200	382	1.6
Texas	41	100	531,800	1,296	5.5
Utah	—	—	—	—	—
Vermont	3	100	12,500	59	0.3
Virginia	7	100	73,100	246	1.0
Washington	2	100	25,100	96	0.4
West Virginia	1	100	13,300	82	0.4
Wisconsin	3	100	27,700	56	0.2
Wyoming	—	—	—	—	—
Totals/Average	506	100%	10,058,000	$23,640	100.0%

(1)	Includes quarterly rental revenue for all properties owned by ARCP at September 30, 2012.
(2)	Includes quarterly rental revenue for all properties owned by ARCT III at September 30, 2012.

Lease Expirations

The following table sets forth certain information regarding the property portfolios and the timing of the lease term expirations (excluding rights to extend a lease at the option of the tenant) on net leased, single-tenant properties (dollars in thousands):

	ARCP(1)
Year	Number of Leases Expiring	Approx. Leasable Sq. Feet	Quarterly Rental Revenue	Percentage of Quarterly Rental Revenue	Annualized Rental Revenue(3)	Percentage of Annualized Rental Revenue
2012	—	—	$—	—%	$—	—%
2013	—	—	—	—	—	—
2014	3	23,800	23	0.5	91	0.5
2015	14	130,700	206	4.1	823	4.1
2016	8	74,900	170	3.4	680	3.4
2017	38	470,400	1,218	24.2	4,873	24.2
2018	28	794,500	1,697	33.7	6,789	33.7
2019	20	132,100	858	17.1	3,432	17.1
2020	2	19,100	62	1.2	248	1.2
2021	5	42,400	141	2.8	566	2.8
2022	—	—	—	—	—	—
2023	—	—	—	—	—	—
2024	2	18,100	36	0.7	144	0.7
2025	3	27,300	54	1.1	216	1.1
2026	—	—	—	—	—	—
2027 – 2038	1	465,000	565	11.2	2,258	11.2
Totals	124	2,198,900	$5,030	100.0%	$20,120	100.0%

	ARCT III(2)
Year	Number of Leases Expiring	Approx. Leasable Sq. Feet	Quarterly Rental Revenue	Percentage of Quarterly Rental Revenue	Annualized Rental Revenue(3)	Percentage of Annualized Rental Revenue
2012	—	—	$—	—%	$—	—%
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
2015	—	—	—	—	—	—
2016	—	—	—	—	—	—
2017	—	—	—	—	—	—
2018	2	11,400	50	0.3	200	0.3
2019	3	23,300	70	0.4	280	0.4
2020	12	76,500	479	2.6	1,916	2.6
2021	22	726,500	2,060	11.1	8,240	11.1
2022	64	1,739,200	2,547	13.7	10,187	13.7
2023	15	1,748,700	2,763	14.8	11,051	14.8
2024	17	1,178,500	1,881	10.1	7,525	10.1
2025	65	473,400	1,714	9.2	6,856	9.2
2026	50	511,000	1,511	8.1	6,046	8.1
2027 – 2038	132	1,370,600	5,535	29.7	22,139	29.7
Totals	382	7,859,100	$18,610	100.0%	$74,440	100.0%

	Combined(1)(2)
Year	Number of Leases Expiring	Approx. Leasable Sq. Feet	Quarterly Rental Revenue	Percentage of Quarterly Rental Revenue	Annualized Rental Revenue(3)	Percentage of Annualized Rental Revenue
2012	—	—	$—	—%	$—	—%
2013	—	—	—	—	—	—
2014	3	23,800	23	0.1	91	0.1
2015	14	130,700	206	0.9	823	0.9
2016	8	74,900	170	0.7	680	0.7
2017	38	470,400	1,218	5.1	4,873	5.1
2018	30	805,900	1,747	7.4	6,989	7.4
2019	23	155,400	928	3.9	3,712	3.9
2020	14	95,600	541	2.3	2,164	2.3
2021	27	768,900	2,201	9.3	8,806	9.3
2022	64	1,739,200	2,547	10.8	10,187	10.8
2023	15	1,748,700	2,763	11.7	11,051	11.7
2024	19	1,196,600	1,917	8.1	7,669	8.1
2025	68	500,700	1,768	7.5	7,072	7.5
2026	50	511,000	1,511	6.4	6,046	6.4
2027 – 2038	133	1,836,200	6,100	25.8	24,397	25.8
Totals	506	10,058,000	$23,640	100.0%	$94,560	100.0%

(1)	The ARCP information represents rental revenue for the properties owned at September 30, 2012.
(2)	The ARCT III information represents rental revenue for the properties owned at September 30, 2012.
(3)	Annualized rental revenue for net leases is rental revenue annualized on a straight-line basis for properties held as of September 30, 2012, which includes the effect of tenant concessions such as free rent, as applicable. For modified gross leased properties, the amount is rental income on a straight-line basis as of September 30, 2012, which includes the effect of tenant concessions such as free rent, as applicable, plus operating expense reimbursement revenue less property operating expenses.